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                                                                   EXHIBIT 10(g)

                               SECURED TERM NOTE

$11,000,000                                                       April 15, 1996

         FOR VALUE RECEIVED, the undersigned, ALEXANDER ENERGY CORPORATION, an Oklahoma corporation (the "Borrower"), promises to pay to the order of CANADIAN IMPERIAL BANK OF COMMERCE (the "Lender"), the principal sum of ELEVEN MILLION DOLLARS ($11,000,000) payable in principal installments on the dates and in the amounts as set forth in the Credit Agreement, dated as of November 14, 1994 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, CANADIAN IMPERIAL BANK OF COMMERCE, New York Agency, as Agent, and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

         The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement provided that such rates shall not exceed the Highest Lawful Rate.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement.

         This Secured Term Note is a Term Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.





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         THIS SECURED TERM NOTE SHALL BE DEEMED TO BE A CONTRACT MADE
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.



                                               ALEXANDER ENERGY CORPORATION

                                               By: /s/ DAVID E. GROSE
                                                   -----------------------------
                                               Name: David E. Grose
                                               Title: Chief Financial Officer
                                                       and Vice President






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